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                                 Exhibit 10(a)
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                        AGRIBRANDS INTERNATIONAL, INC.
                           1998 INCENTIVE STOCK PLAN


                        Section I.  General Provisions

A.    Purpose of Plan

      The purpose of the Agribrands International, Inc. 1998 Incentive Stock Plan (the "Plan") is to enhance the profitability and value of the Company for the benefit of its shareholders by (i) providing for stock options and other stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company, and
(ii) providing stock options and other stock awards to encourage stock ownership by the non-employee members of the Board of Directors of the Company.

B.    Definitions

      Unless otherwise defined herein, all capitalized terms have the same meaning as in the Rights Agreement between Agribrands, International, Inc. and Continental Stock Transfer & Trust Company.

      1. "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become, at any time after the date of the Rights Agreement (whether or not such status continues for any period), the Beneficial Owner of Common Stock representing 20% or more of the Common Stock then outstanding, other than as a result of a Permitted Offer. Notwithstanding the foregoing, (A) the term "Acquiring Person" shall not include (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan, or
(ii) any Person, who or which together with all Affiliates and Associates of such Person becomes the Beneficial Owner of 20% or more of the then outstanding Common Stock as a result of the acquisition of Common Stock directly from the Company (provided, however, that if, after such acquisition, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Stock in an acquisition not made directly from the Company, then such Person shall be deemed an Acquiring Person), or (iii) a Grandfathered Person, and (B) no Person shall be deemed to be an "Acquiring Person" (X) as a result of the acquisition of Common Stock by the Company which, by reducing the number of Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person; except that if (i) a Person would become an Acquiring Person (but for the operation of this subclause (X)) as a result of the acquisition of Common Stock by the Company, and (ii) after such share acquisition by the Company, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Stock, then such Person shall be deemed an Acquiring Person, (Y) if such Person, or an Affiliate or Associate of such Person, inadvertently becomes the Beneficial Owner of 20% or more of the outstanding Common Stock, or (Z) if a Person, or an Affiliate or Associate of such Person, is the involuntary transferee of Common Stock from a Grandfathered Person (including, but not limited to, when such


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involuntary transfer is as a result of the death of a Grandfathered Person), provided that, in the case of any situation referred to in subclause (Y) or
(Z) above (1) within 8 days thereafter such Person notifies the Board of Directors that such Person acquired the Common Stock in question inadvertently or involuntarily, respectively, and (2) within 2 days after such notification, such Person is the Beneficial Owner of less than 20% of the outstanding Common Stock. Notwithstanding anything to the contrary in this Agreement, any Common Stock owned by a Grandfathered Person shall not be taken into account when computing the number of Common Stock beneficially owned by an Affiliate or Associate of a Grandfathered Person, provided that such Affiliate or Associate (i) does not constitute a member of a group (as defined for purposes of Section 13(d) of the Exchange act) including such Grandfathered Person, or (ii) is not otherwise acting in concert with such Grandfathered Person, each with respect to the Company.

      2. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      3. "Beneficial Owner" means a Person who is deemed to have acquired beneficial ownership of any securities:

            (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof;

            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to paragraph
      (ii)) above or disposing of any securities of the

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      Company.  Notwithstanding anything in this definition of "Beneficial
      Owner" to the contrary, the phrase "then outstanding", when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

      4.    "Board" means the Board of Directors of the Company.

      5. "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in St. Louis, Missouri are authorized or obligated by law or executive order to close.

      6.    "Change in Control" means the earlier of:

            (i) the close of business on the tenth Business Day after the Shares Acquisition Date; or

            (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person, as defined in the Rights Agreement) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Stock for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2 of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; or

            (iii) the Company shall consolidate with, or merge with and into any other Person; or

            (iv) the Company shall consolidate with, or merge with, any other Person, and the Company shall be the continuing or surviving corporation of such consolidation or merger (other than, in a case of any transaction described in (iii) or (iv), a merger or consolidation which would result in all of the securities generally entitled to vote in the election of directors ("voting securities") of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation); or

            (v) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the

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      Company or any Subsidiary of the Company in one or more transactions each of which does not violate Section 11(n) of the Rights Agreement.

      7. "Committee" means the Nominating and Compensation Committee of the Board of Directors of the Company or any successor committee the Board may designate to administer the Plan. The Committee shall be comprised of at least three non-Employee members of the Board.

      8. "Common Stock" means Agribrands International, Inc. $.01 par value Common Stock.

      9.    "Company" means Agribrands International, Inc.

      10. "Corporate Officer" means the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of the Company.

      11. "Director" or "Directors" means a non-Employee member or members of the Board of Directors of the Company.

      12. "Employee" means any person who is employed by the Company or an Affiliate.

      13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      14. "Fair Market Value" of any class or series of Stock means the fair and reasonable value thereof as determined by the Committee according to prices in trades as reported on the New York Stock Exchange Composite Transactions. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Stock, then the Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

      15. "Grandfathered Person" shall mean any of the members of the Company's Board of Directors as of the date of the Rights Agreement, who are David R. Banks, Jay W. Brown, M. Darrell Ingram, H. Davis McCarty, Joe R. Micheletto, Martin K. Sneider and William P. Stiritz, together with his immediate family and any other Grandfathered Person; provided, however, that a Grandfathered Person shall cease to be a Grandfathered Person at the time that (i) such Person is no longer a member of the Company's Board of Directors, and (ii) thereafter such Person becomes the Beneficial Owner of any Common Stock of the Company, other than as a result of (A) a dividend or distribution on the Common Stock, payable in Common Stock or securities convertible into Common Stock, which such dividend or distribution is payable to all holders of Common Stock, (B) a subdivision, combination, recapitalization or reclassification of the Common Stock, or (C) an acquisition of Common Stock as a result of exercise of Rights.

      16. "Incentive Stock Option" means an option to purchase Stock which satisfies the requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

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      17.   "Non-Qualified Stock Option" means an option to purchase Stock which does not satisfy the requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

      18. "Permitted Offer" means a tender or exchange offer which is for all outstanding Common Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors who are not officers of the Company and who are not (or would not be, if the offer were consummated) Acquiring Persons or Affiliates, Associates, nominees or representatives of an Acquiring Person, to be adequate or otherwise in the best interests of the Company and its stockholders (other than the Person or any Affiliate or Associate thereof on whose basis the offer is being made). In determining whether an offer is adequate or in the best interests of the Company and its shareholders, the Board may take into account all factors that it deems relevant including, without limitation,

            (i) the consideration being offered in the proposal in relation to the Board's estimate of: (1) the current value of the Company in a freely negotiated sale of either the Company by merger, consolidation or otherwise, or all or substantially all of the Company's assets, (2) the current value of the Company if orderly liquidated, and (3) the future value of the Company over a period of years as an independent entity discounted to current value;

            (ii) then existing political, economic and other factors bearing on security prices generally or the current market value of the Company's securities in particular;

            (iii) whether the proposal might violate federal, state or local laws;

            (iv) social, legal and economic effects on employees, suppliers, customers and others having similar relationships with the Company, and the communities in which the Company conducts its businesses;

            (v) the financial condition and earnings prospects of the person making the proposal including the person's ability to service its debt and other existing or likely financial obligations; and

            (vi) the competence, experience and integrity of the person making the acquisition proposal.

      19. "Person" shall mean any individual, firm, partnership, corporation, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

      20. "Plan" means the Agribrands International, Inc. 1998 Incentive Stock Plan.

      21.   "Plan Administrator" means the Company or its delegate.

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      22.   "Restricted Stock Award" means an award of restricted stock granted under paragraph 1 of Section III of the Plan.

      23. "Rights Agreement" means the Rights Agreement between Agribrands International, Inc. and Continental Stock Transfer & Trust Company.

      24. "Shares Acquisition Date" shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, that, if such Person is determined not to have become an Acquiring Person pursuant to Section 1(a) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

      25. "Stock" means the Common Stock or any other authorized class or series of common stock or any such other security outstanding upon the reclassification of any of such classes or series of common stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock, or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate.

      26. "Stock Award" means a Stock Option granted under Section II of the Plan or a Stock Award granted under Section III of the Plan.

      27.   "Stock Option" means an option to purchase Stock granted under
Section II of the Plan.

      28. "Subsidiary" means a "subsidiary corporation" of the Company as defined in Section 424(f) (or any successor provision) of the Code.

C.    Scope of Plan and Eligibility

      1. Any Employee or Director selected by the Committee shall be eligible for the Stock Awards granted under Sections II and III of the Plan; provided, however, that only Employees of the Company or a Subsidiary are eligible to receive Incentive Stock Options; and, provided, further that Stock Awards for members of the Committee shall be approved by the Board.

D.    Authorization and Reservation

      1. There shall be established a reserve of 2,750,000 authorized shares of Common Stock, which shall be the total number of shares of Stock that may be issued pursuant to Stock Awards. The maximum aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under this Plan shall be 2,750,000 shares. Notwithstanding the foregoing, no shares will be issued in violation of the Agreement and Plan of Reorganization between Ralston Purina Company and Agribrands International, Inc. The following principles will apply in determining the number of shares of Stock issued pursuant to Stock Awards:

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            (i)   The number of shares underlying a Stock Award shall be
      counted against the Plan reserve at the time of grant.

            (ii) When a Stock Award is payable in cash and the amount of such cash is based on the value of a number of shares of Stock which is determinable at the time of grant, that determinable number of shares shall be deemed to underlie that Stock Award for purposes of the Plan. If the amount of such cash, in effect, is calculated by applying a percentage to the Fair Market Value of a certain number of shares of Stock, if such percentage is determinable at the date of grant, and if such determinable percentage, in effect, exceeds 100%, the Committee shall determine at the time of grant the number of shares which is deemed to underlie such Stock Award.

            (iii) If the number of shares underlying a Stock Award is not determinable at the time of grant, the Committee shall determine at the time of grant a number of shares which is deemed to underlie such Stock Award; that number may be adjusted after grant as the Committee deems appropriate.

            (iv) Shares which underlie Stock Awards that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, or which are recaptured by the Company in connection with a forfeiture event, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

      2. The reserves may consist of authorized but unissued shares of Stock or of reacquired shares, or both.

      3. The maximum aggregate number of shares of Stock with respect to which Stock Options or Stock equivalents may be granted pursuant to any Stock Award in any one fiscal year to any single Employee shall be 2,750,000 shares.

E.    Grant of Stock Awards and Administration of the Plan

      1. The Committee shall determine those Employees and Directors eligible to receive Stock Awards and the amount, type and terms of each Stock Award, subject to the provisions of the Plan, and it shall have the power to delegate responsibility to others to assist it in making such determinations with respect to Employees other than Corporate Officers of the Company. Except to the extent prohibited by Rule 16b-3, the Committee may accelerate the date on which any Stock Award or Stock or property issued pursuant to a Stock Award shall vest and may remove any restrictions on such Stock Award at any time after grant and for any reason the Committee deems appropriate. The Committee shall be comprised of (i) "outside directors" within the meaning of
Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) at least three "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer this Plan as contemplated by that Rule or any successor Rule under the Exchange Act; provided, however, that no Director shall participate in any Committee decisions regarding his Stock Awards under Articles II or III hereof. In making any determinations under the Plan, the Committee shall be

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entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Stock Award by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee or Director, and any other person with rights to any Stock Award under the Plan, and no member of the Committee shall be subject to individual liability with respect to the Plan.

      2. The Plan Administrator shall administer the Plan and, in connection therewith, it shall have full power to construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan.

                          Section II.  Stock Options

A.    Description

      The Committee may grant options with respect to any class or series of Stock that qualify as Incentive Stock Options and it may grant Non-Qualified Stock Options.

B.    Terms and Conditions

      1. Each Stock Option shall be set forth in a written agreement containing such terms and conditions as the Committee may determine, subject to the provisions of the Plan.

      2. Except as otherwise provided herein, the purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be cash, Stock (through delivery of Stock or by attestation or other deemed or constructive delivery) or any other property, as the Committee may determine. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of a Stock Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any withholding tax resulting from such exercise. The Committee may also permit other forms of cashless exercise. The Committee, in its discretion may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

      3. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such option is granted.

      4. The option price of shares subject to any Stock Option shall not be less than the Fair Market Value of the appropriate class or series of Stock at the time the option is granted.

      5. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which options are

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exercisable for the first time by any Employee during any calendar year
(under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. To the extent the $100,000 limitation is exceeded, the Stock Options will be treated as Non-Qualified Stock Options.

      6. All options will become immediately exercisable in the event of a Change in Control.

C.    Period of Exercise

      Unless otherwise provided herein, a Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

                       Section III.  Other Stock Awards

      In addition to Stock Options, the Committee may grant other Stock Awards payable in any class or series of Stock upon such terms and conditions as the Committee may determine, subject to the provisions of the Plan. These terms and conditions may include continuous service and/or the achievement of performance measures. The performance measures that may be used by the Committee for such Stock Awards may include stock price, market share, sales, earnings per share, return on equity or costs. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purpose. Other Stock Awards may include, but are not limited to, the following:

      1. Restricted Stock Awards. The Committee may grant Restricted Stock Awards, each of which consists of a grant of shares of any class or series of Stock subject to terms and conditions determined by the Committee in its discretion, subject to the provisions of the Plan. Such terms and conditions shall be set forth in written agreements. The shares of Stock granted will be restricted and may not be sold, pledged, transferred or otherwise disposed of until the lapse or release of restrictions in accordance with the terms of the agreement and the Plan. Prior to the lapse or release of restrictions, all shares of Stock are subject to forfeiture in accordance with Section IV of the Plan. Shares of Stock issued pursuant to a Restricted Stock Award may be issued for no monetary consideration.

      2. Stock Appreciation Right. A right to receive in cash the excess of the Fair Market Value of a share of Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Stock on the date the stock appreciation right was granted.

      3. Restricted and Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Committee may determine, which unit may be paid in Stock, cash or a combination of both.

      4. Limited Rights. The Committee shall have authority to grant limited stock appreciation rights ("Limited Rights") to any Recipient of any Options or stock appreciation rights granted under the Plan (the "Related Award") with respect to all or some of the shares of Stock which underlie such Related Award. Limited Rights shall not be granted separately, but shall be

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granted only as alternative to their Related Award.  Limited Rights may be granted either at the time of grant of the Related Award or (except in the case of Incentive Stock Options) at any time thereafter during its term. Limited Rights shall be exercisable or payable at such times, payable in such amounts, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.

      5. Stock Related Deferred Compensation. The Committee may, in its discretion, and subject to compliance with applicable federal and state securities laws, permit the deferral of payment of all or a portion of an Employee's or Director's cash bonus or other cash compensation in the form of either cash or any class or series of Stock (or Stock equivalents, each corresponding to a share of such Stock) under such terms and conditions as the Committee may prescribe. Payment of such compensation may be deferred for such period or until the occurrence of such event as the Committee may determine. Such terms and conditions shall be set forth in written agreements. The Committee may, in its discretion, determine whether any deferral, whether made in cash or such class or series of Stock (or Stock equivalents) shall be paid on distribution in cash or in Stock. If a deferral is permitted in the form of Stock or Stock equivalents, the number of shares of Stock or number of Stock equivalents deferred will be determined by dividing the amount of the Employee's or Director's bonus or other cash compensation being deferred by the average of the closing prices of the appropriate class or series of Stock, as reported by the New York Stock Exchange Composite Transactions, during the ten trading days preceding the effective date of the Committee's decision to defer. In addition, the Committee may, in any fiscal year, provide for an additional matching deferral to be credited to an Employee's or Director's account. If the Committee directs the payments in any class or series of Stock of any portion of amounts deferred in cash, the number of shares of such Stock paid will be determined based on the average of the closing prices of such Stock, as reported by the New York Stock Exchange Composite Transactions, during the ten trading days before the payment is due. The Committee, in its discretion, may permit the conversion of deferrals in any class or series of Stock or Stock equivalents into deferrals in cash, or the conversion of deferrals in cash into deferrals in any class or series of Stock or Stock equivalents. In the event such conversion is permitted, the conversion price of the appropriate class or series of Stock shall be based on the Fair Market Value of such Stock. Additional rights or restrictions may apply in the event of a Change in Control of the Company to the extent such additional rights or restrictions are set forth in the written agreement setting for the terms of such deferred compensation.

      6. Other Stock Awards. Other Stock Awards which are related to or serve a similar function to the Stock Awards set forth in this Section III.

      7. Change in Control. All Stock Awards described in this Section III will vest and/or become immediately exercisable in the event of a Change in Control.

                    Section IV.  Forfeiture of Stock Awards

      The Committee may include in any Stock Award agreement any provision relating to forfeitures of Stock Awards that it deems appropriate. Such forfeiture provisions may include, among others, prohibitions on competing with the Company and its Subsidiaries and Affiliates and other detrimental conduct. Forfeiture provisions for one Stock Award type may differ from those

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for another type, and also may differ among Stock Awards of the same type.
As used in the Plan, a "forfeiture" of a Stock Award includes the recapture of economic benefits derived from a Stock Award, as well as the forfeiture of a Stock Award itself; however, the Committee may define the term more narrowly in specific Stock Award agreements or contexts.

      Stock Award agreements may provide for any forfeiture provision to terminate or be waived upon a Change in Control. In its discretion, the Committee may provide in any Stock Award agreement for the termination of any forfeiture provision upon the happening of any specified event, and may terminate or waive any forfeiture provision by action taken after grant.

                  Section V.  Death of Stock Award Recipient

      The Committee, in its discretion, may determine the disposition of Stock Awards in the event of the death of an Employee or a Director.

      To the extent permitted by the Committee in its sole discretion, a Stock Award recipient may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the recipient, a Stock Option, or to receive, in such event, any other Stock Awards. The Committee reserves the right to review and approve beneficiary designations. A recipient may from time to time revoke or change any such designation or beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Stock Option or to receive any Other Stock Award, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

                    Section VI.  Other Governing Provisions

A.    Transferability

      Except as otherwise noted herein, no Stock Award shall be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under a Stock Award may be exercised during the lifetime of the holder thereof only by him or by his guardian or legal representative; provided, however, that the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to (i) revocable trusts for the benefit of immediate family members which qualify as grantor trusts for Federal income tax purposes, (ii) to immediate family members, and (iii) to partnerships whose only partners are immediate family members. The transferee of a transferable Non-Qualified Stock Option is subject to all conditions applicable to the transferable Non-Qualified Stock Option prior to its transfer except that the transferee may not avail himself of the limited transferability proviso of this Section VI.A.

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B.    Rights as a Shareholder

      A recipient of a Stock Award shall, unless the terms of the Stock Award provide otherwise, have no rights as a shareholder, with respect to any Stock Options or shares which may be issued in connection with the Stock Award until the issuance of a Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Stock certificate. In addition, with respect to Restricted Stock Awards, recipients shall have only such rights as a shareholder as may be set forth on the certificate or in the terms of the Stock Award. In lieu of actual issuance of stock certificates, the company may elect to maintain bookkeeping records of stock ownership until such time as an Employee or Director requests stock certificates.

C.    General Conditions of Stock Awards

      No Employee, Director or other person shall have any right with respect to this Plan, the shares reserved or in any Stock Award, contingent or otherwise, until written evidence of the Stock Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

D.    Reservation of Rights of Company

      The selection of an Employee for any Stock Award shall not give such person any right to continue as an Employee and the right to discharge with or without cause any Employee is specifically reserved.

E.    Acceleration

      The Committee may, in its sole discretion, accelerate the date of exercise of any Stock Award.

F.    Effect of Certain Changes

      In the event of any extraordinary dividend, stock split-up, stock dividend, issuance of any targeted stock, recapitalization, warrant or rights issuance or combination, exchange or reclassification with respect to any outstanding class or series of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, the Committee or its delegee shall cause such equitable adjustments as it deems appropriate to be made to the shares reserved and the other share limitations under Section I.D. of the Plan and the terms of outstanding Stock Awards to reflect such event and preserve the value of such Stock Awards. In the event the Committee determines that any such event has a minimal effect on the value of Stock Awards, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegee shall be conclusive. If any such adjustment would result in a fractional security being issuable or awarded under this Plan, such fractional security shall be disregarded.

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G.    Stock Awards for Employees Employed Outside the United States

      Without amending the Plan, Stock Awards may be granted to Employees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan. However, in the case of Incentive Stock Options, no such different terms or conditions shall be employed if such term or condition constitutes, or in effect results in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Employee.

H.    Withholding of Taxes

      The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Stock Award. The recipient may elect, subject to approval by the Committee, to have shares of Stock withheld by the Company in satisfaction of such taxes, or to deliver other shares of Stock owned by the recipient in satisfaction of such taxes. With respect to Corporate Officers or other recipients subject to Section 16(b) of the Exchange Act, the Committee may impose such other conditions on the recipient's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section 16(b). The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the appropriate class or series of Stock on the date that such taxes are determined.

I.    No Warranty of Tax Effect

      Except as may be contained in the terms of any Stock Award, no opinion is expressed nor warranties made as to the effect for federal, state or local tax purposes of any Stock Award.

J.    Amendment of Plan

      The Board may, from time to time, amend, suspend or terminate the Plan in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that no amendment, suspension or termination may apply to the terms of any Stock Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically the Internal Revenue Code of 1986, as amended, or Rule 16b-3 promulgated under the Securities Exchange Act.

K.    Construction of Plan

      The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws, but not the laws pertaining to choice of laws, of the State of Missouri.

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                     Section VII.  Effective Date and Term

      This Plan shall be effective April 1, 1998 and shall continue in effect until December 31, 2007, when it shall terminate. Upon termination, any balances in the Stock reserve established in Section I.D. shall be canceled, and no Stock Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Stock Awards and to conclude the administration of the Plan.

                                    AGRIBRANDS INTERNATIONAL, INC.



                                    By:  /s/ David R. Wenzel
                                       ----------------------------------------